Item G.1.a.ii. Provision of financial support

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response, Governments in the U.S. and many other countries have imposed economic sanctions and iShares MSCI Russia ETF (the “Fund”) is currently prevented by Russian law and U.S. economic sanctions from selling its portfolio securities and from repatriating the proceeds of any such sale in U.S. dollars. As a result of these events, the Fund is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation. BlackRock Fund Advisors (“BFA”), the adviser to the Fund, implemented a waiver of its management fee for the Fund beginning on March 3, 2022, which was applied to management fees from February 1, 2022 to the present. The waiver by BFA of its Fund management fees will remain in effect during liquidation. For the year ended August 31, 2022, BFA waived $221,404 pursuant to this arrangement.